SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): November 7, 2005

ALERIS INTERNATIONAL, INC.

(Exact name of Registrant as specified in charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25825 Science Park Drive, Suite 400 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

(a) (1) On November 7, 2005, Aleris International, Inc., a Delaware corporation (“Aleris”), entered into a definitive Asset Purchase Agreement (the “Purchase Agreement”) with Ormet Corporation, a Delaware corporation (“Ormet”), Ormet Aluminum Mill Products Corporation, a Delaware corporation (“Ormet Aluminum”), and Specialty Blanks, Inc., an Indiana corporation (“Specialty” ). Each of Ormet, Ormet Aluminum, and Blanks is sometimes referred to herein as a “Seller” and collectively, “Sellers”. Sellers operate the Bens Run Recycling facility located in Friendly, West Virginia (“Bens Run Facility”), the Specialty Blanks, Inc. facility located in Terre Haute, Indiana (“Specialty Facility”) and the Hannibal Rolling Mill facility located in Hannibal, Ohio (“Hannibal Facility”). The Bens Run Facility, the Specialty Facility, and the Hannibal Facility are sometimes collectively referred to herein as the “Facilities”. Ormet has independently announced plans to cease rolling mill operations at the Hannibal Facility. The Purchase Agreement is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

(2) Purchase Agreement The Purchase Agreement provides that, upon the terms and subject to the conditions set forth in the Purchase Agreement, on the Closing Date (as defined in the Purchase Agreement), Aleris, or any designee of Aleris will purchase certain assets within the Hannibal Facility and the operating assets of the Bens Run Facility and the Specialty Facility (the “Assets”). The aggregate consideration paid to the Sellers is $133 million, subject to adjustment as provided in the Purchase Agreement for accounts receivable and inventory on the Closing Date.

The Sellers have made customary representations, warranties and covenants in the Purchase Agreement, including, among others, covenants (i) to provide Aleris, and its representatives, access to information concerning the Assets and the Facilities, (ii) to conduct their business at the Bens Run Facility and the Specialty Facility in the ordinary course consistent with past practice since April, 2005 during the period between the execution of the Purchase Agreement and the Closing Date, and (iii) not to engage in certain transactions during such period. Aleris has also made customary representations, warranties and covenants in the Purchase Agreement, including covenants to make offers of employment on an at-will basis to certain employees of the Bens Run Facility and the Specialty Facility.

Consummation of the Purchase Agreement is subject to customary conditions, including (i) absence of any law or order prohibiting the consummation of the Purchase Agreement, (ii) expiration or termination of the applicable Hart-Scott-Rodino waiting period, and (iii) the absence of any material adverse effect on the Sellers. Consummation of the Purchase Agreement is also subject to the Sellers successfully ceasing all rolling mill operations at the Hannibal facility prior to closing.

The Purchase Agreement also contains certain termination rights for Aleris and the Sellers.

Item 7.01.	Regulation FD Disclosure

On November 7, 2005, Aleris issued a press release regarding the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.2.

The information contained in this Current Report on Form 8-K and on Exhibit 99.2 contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this report and on such exhibit that are not historical in nature are considered to be forward-looking statements. They include statements regarding our expectations, hopes, beliefs, estimates, intentions or strategies regarding the future. These include statements that contain words such as “believe”, “expect”, “ anticipate”, “intend”, “estimate”, “should”, and similar expressions intended to connote future events and circumstances, and include statements regarding future earnings and earnings per share, future improvements in margins, processing volumes and pricing, improvements in internal controls, future effects of derivatives accounting, anticipated continuation of strengthened U.S. and worldwide industrial activity, expected cost savings, and anticipated synergies resulting from the business combination between Commonwealth Industries, Inc. (“Commonwealth”) and us.

Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that actual results could differ materially from those described in the forward-looking statements. These risks and uncertainties would include, without limitation, our ability to effectively integrate the business and operations of Commonwealth and our other acquisitions; slowdowns in automotive production in the U.S. and Europe; the financial condition of our customers and future bankruptcies and defaults by our major customers; the availability at favorable cost of aluminum scrap and other metal supplies that we processes; our ability to enter into effective metals, natural gas and other commodity derivatives; future natural gas and other fuel costs; a weakening in industrial demand resulting from a decline in economic conditions, including any decline caused by terrorist activities or other unanticipated events; future utilized capacity of our various facilities; restrictions on and future levels and timing of capital expenditures; retention of major customers; the timing and amounts of collections; the future mix of product sales vs. tolling business; currency exchange fluctuations; future write-downs or impairment charges which may be required because of the occurrence of uncertainties listed above; and other risks listed in our filings with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K for the year ended December 31, 2004 and our quarterly reports on Form 10-Q for the quarters ended March 31 and June 30, 2005, particularly the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Cautionary Statement on Forward-Looking Information” contained therein.

The forward-looking statements contained in this report and on such exhibit are made only as of the date hereof. We do not assume any obligation to update any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Number	Description
99.1	Asset Purchase Agreement dated November 7, 2005, by and among the Company Ormet Corporation, Ormet Aluminum Mill Products Corporation, and Specialty Blanks, Inc.

99.2	Aleris Press Release dated November 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERIS INTERNATIONAL, INC.

Dated: November 7, 2005	/s/ ROBERT R. HOLIAN
Robert R. Holian
Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit Number	Description	Page
99.1	Asset Purchase Agreement dated November 7, 2005, by and Ormet Corporation, , Ormet Aluminum Mill Products Corporation, and Specialty Blanks, Inc.

99.2	Aleris Press Release dated November 7, 2005